LEASE AGREEMENT BETWEEN

             WHTR REAL ESTATE LIMITED PARTNERSHIP, AS LANDLORD, AND

                          NUR AMERICA, INC., AS TENANT

                            DATED AS OF JULY 10, 1998

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                                TABLE OF CONTENTS


                                                                      Page

 1. LEASE GRANT .........................................................1
 2. TERM ................................................................1
 3. RENT ................................................................1
 4. DELINQUENT PAYMENT; HANDLING CHARGES ................................4
 5. SECURITY DEPOSIT ....................................................4
 6. LANDLORD'S OBLIGATIONS; UTILITIES ...................................4
 7. IMPROVEMENTS; ALTERATIONS; REPAIRS; MAINTENANCE .....................6
 8. USE .................................................................7
 9. ASSIGNMENT AND SUBLETTING ...........................................7
10. INSURANCE; WAIVERS; SUBROGATION; INDEMNITY ..........................8
11. SUBORDINATION; ATTORNMENT; NOTICE TO LANDLORD'S MORTGAGEE ...........9
12. RULES AND REGULATIONS...............................................10
13. CONDEMNATION........................................................10
14. FIRE OR OTHER CASUALTY..............................................11
15. PERSONAL PROPERTY TAXES.............................................11
16. EVENTS OF DEFAULT...................................................12
17. REMEDIES............................................................12
18. PAYMENT BY TENANT; NON-WAIVER.......................................13
19. ENVIRONMENTAL PROTECTION............................................14
20. SURRENDER OF PREMISES...............................................15
21. HOLDING OVER........................................................15
22. CERTAIN RIGHTS RESERVED BY LANDLORD.................................16
23. SIGNS...............................................................16
24. PARKING; TRAILER....................................................16
25. MISCELLANEOUS.......................................................17
26. OTHER PROVISIONS....................................................20

EXHIBIT A - LEGAL DESCRIPTION OF THE LAND...............................23
EXHIBIT B - RULES AND REGULATIONS.......................................24
EXHIBIT C - TENANT FINISH WORK..........................................26
EXHIBIT D - RENEWAL OPTION..............................................28
EXHIBIT E - SITE PLAN...................................................29

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                                 LEASE AGREEMENT

          THIS LEASE AGREEMENT (this "Lease") is hereby entered into as of July 10, 1998 by and between WHTR REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and NUR AMERICA, INC., a Delaware corporation ("Tenant).

          1. Lease Grant. Subject to the terms and provisions of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the entire building known as and located at 33 Needham Street, Newton, Massachusetts (the "Premises" or the "Building"). The parcel of land on which the Building is located (the "Land") is described on Exhibit A. Also located on the Land is a building known as and located at 19-31 Needham Street, Newton, Massachusetts (the "19-31 Building"). The term "Buildings" as used herein shall mean collectively the Building and the 19-31 Building. The term "Property" as used herein shall mean collectively the Buildings, the Land and all other improvements now or hereafter located on the Land.

          2. Term. The term of this Lease shall be one hundred twenty-three
(123) months commencing on August 1, 1998 (the "Commencement Date") and expiring at 5:00 p.m., on October 31, 2008 (the "Term", which definition shall include all renewals or extensions of the initial Term), unless earlier terminated pursuant to the provisions of this Lease.

          3. Rent

          (a) Basic Rent. "Basic Rent" (herein so called) shall be the following amounts for the following periods of time:

                 Time Period                        Monthly Basic Rent                 Annual Basic Rent
                 -----------                        ------------------                 -----------------

August 1, 1998 - October 31, 2001                      $2,800.00                         $33,600.00
November 1, 2001 - October 31, 2003                    $3,150.00                         $37,800.00
November 1, 2003 - October 31, 2005                    $3,500.00                         $42,000.00
November 1, 2005 - October 31, 2008                    $3,850.00                         $46,200.00

          (b) Payment. Tenant shall timely pay to Landlord Basic Rent and all additional sums to be paid by Tenant to Landlord under this Lease (collectively, the "Rent"), without deduction or set off, at Landlord's address provided for in this Lease or as otherwise specified by Landlord. Basic Rent, adjusted as herein provided, shall be payable monthly in advance, and shall be accompanied by all applicable state and local sales or use taxes. The monthly installment of Basic Rent for the fourth month of the Term shall be payable contemporaneously with the execution of this Lease; thereafter, Basic Rent shall be payable on the first day of each month beginning on the first day of the fifth full calendar month of the Term. Basic Rent shall conditionally abate during the first three
(3) months of the Term. Notwithstanding such abatement of Basic Rent (i) all other sums due under this Lease, including Additional Rent (as defined in Section 3(c) below), shall be payable as provided in this Lease, and (ii) any increases in Basic Rent set forth in this

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Lease shall occur on the dates scheduled therefor. The abatement of Basic Rent provided for in this Section 3(b) is conditioned upon Tenant's full and timely performance of all of Tenant's obligations under this Lease. If at any time during the Term an Event of Default (as defined in Section 16 below) occurs, then the abatement of Basic Rent provided for in this Section 3(c) shall immediately become void, and Tenant shall pay to Landlord upon demand, in addition to all other amounts due to Landlord under this Lease, the full amount of all Basic Rent herein abated.

          (c) Additional Rent.

          (1) Tenant shall pay, as additional rent (the "Additional Rent"), for each calendar year or partial calendar year during the Term, an amount equal to the sum of (i) Tenant's Proportionate Share (defined below) of the total Operating Costs (defined below) (other than Building Operating Costs or 19-31 Building Operating Costs, each as defined below) for the calendar year in question plus (ii) 100% of the Building Operating Costs for the calendar year in question plus (iii) Tenant's Proportionate Share of the total Taxes (defined below) for the calendar year in question. Landlord may collect such amount in a lump sum, which shall be due within 30 days after Landlord furnishes to Tenant the Operating Costs and Tax Statement (defined below). Alternatively, Landlord may make a good faith estimate of the Additional Rent to be due by Tenant for any calendar year or part thereof during the Term, and Tenant shall pay to Landlord, on the Commencement Date and on the first day of each calendar month thereafter, an amount equal to the estimated Additional Rent for such calendar year or part thereof divided by the number of months therein. From time to time, Landlord may estimate and re-estimate the Additional Rent to be due by Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Additional Rent as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

          (2) The phrase "Operating Costs" shall mean all expenses and disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, management, maintenance, repair and replacement of the Property, determined in accordance with sound accounting principles consistently applied, including, but not limited to, the following costs: (A) wages and salaries (including management fees) of all employees engaged in the operation, maintenance, and security of the Property, including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Property; (C) costs for improvements made to the Property which, although capital in nature, are expected to reduce the normal operating costs of the Property, as well as capital improvements made in order to comply with any law hereafter promulgated by any governmental authority, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion; (D) cost of all utilities, except the cost of utilities reimbursable to Landlord by the Property's tenants other than pursuant to a provision similar to this Section 3.(d); (E) insurance expenses; (F) repairs, replacements, and general maintenance of the Property; and (G) service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of

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the Property (including, without limitation, alarm service, window cleaning, and elevator maintenance).

          Operating Costs shall not include costs for (i) capital improvements made to the Property, other than capital improvements described in Section 3.(d)(2)(C) and except for items which are generally considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (ii) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties;
(iii) interest, amortization or other payments on loans to Landlord; (iv) depreciation; (v) leasing commissions; (vi) legal expenses for services, other than those that benefit the Property's tenants generally (e.g., tax disputes);
(vii) renovating or otherwise improving space for occupants of the Buildings or vacant space in the Buildings; (viii) Taxes (defined below), and (ix) federal income taxes imposed on or measured by the income of Landlord from the operation of the Property.

          The phrase "Building Operating Costs" shall mean Operating Costs attributable exclusively to the ownership, operation, management, maintenance, repair and replacement of the Building.

          The phrase "19-31 Building Operating Costs" shall mean Operating Costs attributable exclusively to the ownership, operation, management, maintenance, repair and replacement of the 19-31 Building.

          (3) The term "Taxes" shall mean taxes, assessments, and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Property (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income (if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Property, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof). Taxes shall include the costs of consultants retained in an effort to lower taxes and all costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Property.

          (4) By April 1 of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs and Taxes for the previous calendar year (the "Operating Costs and Tax Statement"). If the Operating Costs and Tax Statement reveals that Tenant paid more for Additional Rent than the actual amount due for the calendar year for which such statement was prepared, then Landlord shall promptly credit (or reimburse if the Lease has terminated and Tenant is not then in default hereunder) Tenant for such excess; likewise, if Tenant paid less than the actual amount due, then Tenant shall promptly pay Landlord such deficiency.

          (5) As used herein, Tenant's "Proportionate Share" shall be 6.56%, which is the percentage obtained by dividing the rentable square feet of floor area in the Premises,

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which is stipulated to be 4,200 rentable square feet, by the total number of square feet of floor area in the Buildings, which is stipulated to be 64,010 rentable square feet.

          (6) If this Lease commences or ends on a day other than the first day or last day of a calendar year, respectively, the Additional Rent for the calendar year during which this Lease commences or ends shall be prorated.

          4. Delinquent Payment; Handling Charges. All past due payments required of Tenant hereunder shall bear interest from the date due until paid at lesser of eighteen percent (18%) per annum (the "Interest Rate") or the maximum lawful rate of interest; additionally, Landlord may charge Tenant a fee equal to 5% of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 4 or elsewhere in this Lease, to the extent they are considered to be interest under law, exceed the maximum lawful rate of interest.

          5. Security Deposit. Contemporaneously with the execution of this Lease, Tenant shall pay to Landlord $8,400.00 (the "Security Deposit"), which shall be held by Landlord to secure Tenant's performance of its obligations under this Lease. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (defined in Section 16). Landlord may, from time to time and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Provided that Tenant has performed all of its obligations hereunder, Landlord shall, within 30 days after the Term ends, return to Tenant the portion of the Security Deposit which was not applied to satisfy Tenant's obligations. The Security Deposit may be commingled with other funds, and no interest shall be paid thereon. If Landlord transfers its interest in the Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord may assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit.

          6. Landlord's Obligations; Utilities.

          (a) Landlord's Maintenance Obligations. Landlord shall provide janitorial services to the Premises on weekdays, other than holidays, for Building-standard installations. Landlord shall maintain the common areas and facilities of the Property in reasonably good order and condition, except for damage caused by Tenant, or its employees, agents or invitees.

          (b) Electricity. Electricity shall be distributed to the Premises by the electric utility company servicing the Building; and Landlord shall permit Landlord's wires and conduits, to the extent available, suitable and safely capable, to be used for such distribution. Tenant at its cost shall make all necessary arrangements with the electric utility company for metering and paying for electric current furnished to the Premises.

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

          (c) Heat and Air Conditioning. Heat and air conditioning to the Premises shall be provided by the gas and electric utility companies servicing the Premises, and Landlord shall permit the heat and air conditioning units within and/or on the roof of the Building which are dedicated to servicing the Premises to be used for providing such heat and air conditioning. Tenant shall make all arrangements with the gas and electric utility companies for the furnishing of heat and air conditioning to the Premises and for metering and paying for such service.

          (d) Water and Sewer. Landlord shall provide to the Premises cold water at a temperature supplied by the City of Newton water mains for lavatory, toilet and other approved purposes and hot water for lavatory purposes only from regular Building supply at prevailing temperatures; provided, however, if Tenant requires, uses or consumes water for any purpose (e.g., kitchen purposes, shower facilities, etc.) other than lavatory and toilet purposes, Landlord may, at Tenant's sole cost and expense, install a meter or meters to measure the water so supplied, in which case Tenant shall, upon Landlord's request, reimburse Landlord for the cost of the water (including heating and cooling thereof) consumed in such areas and the sewer use charges resulting therefrom. All costs and expenses incurred by Landlord in connection with furnishing water and sewer service to the Premises shall be included as part of Operating Costs pursuant to
Section 3 above except for the cost of furnishing such services to the Premises which are paid for directly by Tenant to Landlord pursuant to the preceding sentence.

          (e) Excess Utility Use. Landlord shall not be required to furnish electrical current for equipment that requires more than 220 volts or other equipment whose electrical energy consumption exceeds normal office usage. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 220 volts or otherwise exceeding Building capacity unless approved in advance by Landlord. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's judgment, the same are necessary and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Buildings. If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within ten days after Landlord has delivered to Tenant an invoice therefor.

          (f) Restoration of Services. Landlord shall use reasonable efforts to restore any service required of it that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or entitle Tenant to any abatement of Tenant's obligations hereunder.

          7. Improvements; Alterations; Repairs; Maintenance.

          (a) Improvements; Alterations. Improvements to the Premises shall be installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord. No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any alteration or addition that would affect the Building's structure or its HVAC, plumbing, electrical, or mechanical systems. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any such painting or installation which would affect the appearance of the exterior of the Building or of any common areas of the Property. All alterations, additions, or improvements made in or upon the Premises shall, at Landlord's option, either be removed by Tenant prior to the end of the Term (and Tenant shall repair all damage caused thereby), or shall remain on the Premises at the end of the Term without compensation to Tenant. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws (as defined in Section 24(s) below); Landlord's approval of the plans and specifications therefor shall not be a representation by Landlord that such alterations, additions, or improvements comply with any Law.

          (b) Repairs, Maintenance. Tenant shall maintain the Premises in a good and clean, safe and operable condition, and shall make all necessary repairs and replacements of or to the Premises and shall not permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Property caused by a Tenant Party (as defined in Section 25(s) below). If Tenant fails to make such repairs or replacements within 15 days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this Section 7 shall be paid by Tenant to Landlord within 10 days after Landlord has invoiced Tenant therefor.

          (c) Performance of Work. All work described in this Section 7 shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Premises, the Property, or the components thereof. Tenant shall provide sworn statements, including the names, addresses and copies of contracts for all contractors, and upon completion of any work shall promptly furnish Landlord with sworn owner's and contractor's statements and full and final waivers of lien covering all labors and materials included in the work in question.

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

          (d) Mechanic's Liens. Tenant shall not permit any mechanic's liens to be filed against the Premises or the Property for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within 10 days after Landlord has delivered notice of the filing thereof to Tenant, either pay the amount of the lien or diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within 10 days after Landlord has invoiced Tenant therefor.

          8. Use. Tenant shall continuously occupy and use the Premises only for sales, administration and as a demonstration facility for wide format digital printers and, subject to the provisions of Section 19 below, for the storage of materials (including, without limitation, parts, inks, solvents and substrates) and equipment in connection therewith (the "Permitted Use") and for no other use or purpose and shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises. The Premises shall not be used for any use which is disreputable, creates extraordinary fire hazards, or results in an increased rate of insurance on the Building or its contents. If, because of a Tenant Party's acts, the rate of insurance on the Building or its contents increases, then Tenant shall pay to Landlord the amount of such increase on demand. Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Property.

          9. Assignment and Subletting.

          (a) Transfers; Consent. Tenant shall not, without the prior written consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 9.(a)(1) through 9.(a)(6) being a "Transfer"). If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises, provided that the proposed transferee (A) is creditworthy, (B) has a good reputation in the business community, (C) does not engage in business similar to those of other tenants in the Buildings, and (D) is not another occupant of the Buildings or person or entity with whom Landlord is negotiating to lease space in the Buildings; otherwise, Landlord may withhold its consent in its sole discretion. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $500.00 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its attorneys' fees incurred in connection with considering any request for consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment.

          (b) Cancellation. Landlord may, within 30 days after submission of Tenant's written request for Landlord's consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant. Notwithstanding anything in this Section 9(b) to the contrary, Tenant shall have a one-time right to sublease all or any part of the Premises for a term not to exceed 12 months without Landlord having the right to terminate this Lease pursuant to this Section 9(b); however, the provisions of
Section 9(a) and 9(c) shall apply to such sublease.

          (c) Additional Compensation. Tenant shall pay to Landlord, immediately upon receipt thereof, the excess of (1) all compensation received by Tenant for a Transfer less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., brokerage commissions, tenant finish work, and the like) over (2) the Rent allocable to the portion of the Premises covered thereby.

          10. Insurance; Waivers; Subrogation; Indemnity.

          (a) Insurance. Tenant shall maintain throughout the Term the following insurance policies: (1) commercial general liability insurance (in one or more separate policies, including an umbrella liability policy) in amounts of $2,000,000 per occurrence with $3,000,000 in the aggregate or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord, Landlord's agents and their respective affiliates against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (2) insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises, (3) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder and (4) worker's compensation insurance, containing a

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

waiver of subrogation endorsement acceptable to Landlord. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord.

          (b) Waiver of Negligence; No Subrogation. Landlord and Tenant each waives any claim it might have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property (a "Loss"), to the extent the same is insured against under any insurance policy that covers the Property, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, in the case of Tenant's waiver, is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such Loss; however, Landlord's waiver shall not include any deductible amounts on insurance policies carried by Landlord or to any coinsurance penalty which Landlord may sustain. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

          (c) Indemnity. Subject to Section 10.(b), Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including attorneys' fees) arising from (1) any Loss arising from any occurrence on the Premises or (2) Tenant's failure to perform its obligations under this Lease, except to the extent caused by the negligence or willful misconduct of Landlord. This indemnity provision shall survive termination or expiration of this Lease. If any proceeding is filed for which indemnity is required hereunder, Tenant agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

          11. Subordination; Attornment; Notice to Landlord's Mortgagee.

          (a) Subordination. This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument, or any ground lease, master lease, or primary lease, that now or hereafter covers all or any part of the Premises (the mortgagee under any such mortgage or the lessor under any such lease is referred to herein as a "Landlord's Mortgagee"). Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its mortgage, ground lease, or other interest in the Premises by so notifying Tenant in writing.

          (b) Attornment. Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

          (c) Notice to Landlord's Mortgagee. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

          12. Rules and Regulations. Tenant shall comply with the rules and regulations of the Property which are attached hereto as Exhibit C. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Property and related facilities, provided that such changes will not unreasonably interfere with Tenant's use of the Premises. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party. In the case of any conflict between the provisions of this Lease and any such rules and regulations, the provisions of this Lease shall control.

          13. Condemnation.

          (a) Total Taking. If the entire Property or Premises are taken by right of eminent domain or conveyed in lieu thereof (a "Taking"), this Lease shall terminate as of the date of the Taking.

          (b) Partial Taking - Tenant's Rights. If any part of the Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than 120 days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 30 days after the Taking, and Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

          (c) Partial Taking - Landlord's Rights. If any material portion, but less than all, of the Property becomes subject to a Taking, or if Landlord is required to pay any of the proceeds received for a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within 30 days after such Taking, and Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 13.(b).

         (d) Award. If any Taking occurs, then Landlord shall receive the entire award or other compensation for the Property or the portion thereof taken, and Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, the unamortized cost of the Work (as defined in Exhibit D attached hereto) to the extent paid for by Tenant, moving costs, loss of business, and other claims it may have.

          14. Fire or Other Casualty

          (a) Repair Estimate. If the Premises or the Building are damaged by fire or other casualty (a "Casualty ), Landlord shall, within 60 days after such Casualty, deliver to Tenant a good faith estimate (the "Damage Notice") of the time needed to repair the damage caused by such Casualty.

          (b) Landlord's and Tenant's Rights. If a material portion of the Premises or the Building is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 180 days after the Casualty, then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant. If Tenant does not so timely terminate this Lease, then (subject to Section 14.(c)) Landlord shall repair the Building or the Premises, as the case may be, as provided below, and Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of the repair.

          (c) Landlord's Rights. If a Casualty damages a material portion of the Building, and Landlord makes a good faith determination that restoring the Premises would be uneconomical, or if Landlord is required to pay any insurance proceeds arising out of the casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant, and Basic Rent and Additional Rent shall be abated as of the date of the Casualty.

          (d) Repair Obligation. If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Building and the Premises and shall proceed with reasonable diligence to restore the Building and Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall not be required to repair or replace any of the furniture, equipment, fixtures, and other improvements which may have been placed by, or at the request of, Tenant or other occupants in the Building or the Premises, and Landlord's obligation to repair or restore the Building or Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question.

          15. Personal Property Taxes. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with law and if the non-payment thereof does not pose a threat of loss or seizure of the Property or interest of Landlord therein or impose any fee or penalty against Landlord.

          16. Events of Default. Each of the following occurrences shall be an "Event of Default":

          (a) Tenant's failure to pay Rent within 5 days after Landlord has delivered notice to Tenant that the same is due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Landlord has given Tenant written notice under this Section 16.(a) on more than two occasions during the 12 month interval preceding such failure by Tenant;

          (b) Tenant abandons the Premises or any substantial portion thereof;

          (c) Tenant fails to provide any estoppel certificate as called for in this Lease and such failure shall continue for 10 days after written notice thereof from Landlord to Tenant;

          (d) Tenant's failure to perform, comply with, or observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than 30 days after Landlord has delivered to Tenant written notice thereof; and

          (e) The filing of a petition by or against Tenant (the term "Tenant" shall include, for the purpose of this Section 16.(e), any guarantor of Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within 90 days after the filing thereof.

          11. Remedies. Upon an Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder, take any of the following actions:

          (a) Terminate this Lease by giving Tenant written notice thereof, in which event Tenant shall immediately surrender and vacate the Premises and deliver possession thereof to Landlord and shall pay to Landlord the sum of (1) all Rent accrued hereunder through the date of termination, (2) all amounts dues under Section 18.(a), and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term plus Landlord's estimate of aggregate expenses of reletting to the Premises, minus
(B) the then present fair rental rate value of the Premises for such period; or

          (b) Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall immediately surrender and vacate the Premises and deliver possession thereof to Landlord and shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession (2) all amounts due from time to time under Section 18.(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing of the portions of the Buildings. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 17.(b). If Landlord elects to proceed under this Section 17.(b) it may at any time elect to terminate this Lease under Section 17.(a).

         Any and all remedies set forth in this Lease: (i) shall be in addition to any and all other remedies Landlord may have at law or in equity; (ii) shall be cumulative; and (iii) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future. Notwithstanding the foregoing, Landlord shall only recover its damages allowed hereunder once.

          18. Payment by Tenant; Non-Waiver

          (a) Payment by Tenant. Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into good repair and condition, (4) reletting all or any part of the Premises (including brokerage commissions), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of Massachusetts shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

          (b) No Waiver. Landlord's acceptance of Rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

          19. Environmental Protection. Notwithstanding anything in this Lease to the contrary, Tenant shall not cause or permit any Hazardous Substances (as defined below) to be used, stored, handled, generated, transported, manufactured, produced, released, discharged or disposed of in, on, under, or about the Premises except for such Hazardous Substances as are normally utilized in the operation of Tenant's Permitted Uses and are necessary to Tenant's business thereof. Notwithstanding anything in this Lease to the contrary, any such Hazardous Substances permitted on the Premises pursuant to the preceding sentence, and all containers therefor, shall be used, kept, stored, transported and disposed of in compliance with all Environmental Laws (as defined below). Upon Landlord's request from time to time, Tenant shall provide Landlord with a written list of all Hazardous Substances which Tenant has brought upon the Premises, the approximate quantities of such Hazardous Substances and a detailed written description of the methods by which Tenant stores, uses and disposes of such Hazardous Substances. Landlord's right of access to the Premises under
Section 22 of this Lease shall include, without limitation, the right to make inspections (without, however, any obligation to do so) to determine whether or not Tenant is complying with the requirements of this Section 19.

          Tenant shall indemnify, protect, hold harmless and defend (with counsel selected by Tenant, but subject to Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed), Landlord and its subsidiary corporations and investment entities (and each of their subsidiary corporations and investment entities), predecessors and successors in interest, assigns, officers, directors, employees, managers, agents, contractors and servants, and each of them in all capacities including individually (collectively, the "Landlord's Parties"), from and against all claims, costs, damages (but not including consequential damages) (including, without limitation, any and all amounts paid for settlement of claims, attorneys' fees and consultant and expert fees), fines, judgments, penalties, losses, liabilities and expenses suffered or incurred by Landlord's Parties, or any of them, arising directly or indirectly out of the actual or suspected use, storage, handling, generation, transportation, manufacture, production, release, discharge or disposal of Hazardous Substances on, in, under or about the Premises by Tenant and its successors in interest, assigns, subtenants, officers, directors, employees, managers, agents and servants, or any of them. The provisions of this paragraph shall survive the expiration or earlier termination of the Term.

          As used herein, "Hazardous Substances" shall mean any chemical, compound, material, mixture or substance that is now or hereafter defined or listed in, or otherwise classified pursuant to, any Environmental Laws as a "hazardous substance", "hazardous material", "hazardous waste", "extremely hazardous waste", "infectious waste", "toxic substance", "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity or toxicity, including any petroleum or petroleum products, polychlorinated biphenyls, chlorofluorocarbons, asbestos, radon, natural gas, natural gas liquids, liquefied natural gas or synthetic gas usable for fuel (or mixtures of a natural gas and such synthetic gas). As used herein, "Environmental Laws" means any and all present and future, federal, state and local laws, rules and regulations, requirements under permits issued with respect thereto, and any other requirements of any federal, state or local governmental authority relating to the environment, or to any Hazardous Substance or to any activity involving Hazardous Substances, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et. seq., as amended, the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et. seq., as amended, the Clean Water Act, 33 U.S.C. 1251 et. seq., as amended, the Clean Air Act, 42 U.S.C. 7401 et. seq., as amended, the Toxic Substance Control Act, 15 U.S.C. 2601 et. seq., as amended, the Safe Drinking Water Act, 42 U.S.C. 300 f-j, as amended, and Massachusetts General Laws Chapter 21E.

          20. Surrender of Premises. No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 13 and 14 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant and any telephone switch, alarm system, exhaust system and racking system installed by Tenant at its cost, and shall remove such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, and furniture as Landlord may request. Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items. The provisions of this Section 20 shall survive the end of the Term.

          21. Holding Over. If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a tenant-at-sufferance and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, Tenant shall pay for use and occupancy of the Premises, in addition to the other Rent, a daily Basic Rent equal to the greater of (a) 200% of the daily Basic Rent payable during the last month of the Term, or (b) 200% of the prevailing rental rate in the Building for similar space. The provisions of this
Section 21 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

          22. Certain Rights Reserved by Landlord. Provided that the exercise of such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

          (a) To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Property, or any part thereof; at reasonable times after reasonable prior oral or written notice to Tenant (except in the event of an emergency), to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Property; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building or the Property; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Property;

          (b) To take such reasonable measures as Landlord deems advisable for the security of the Property and its occupants; evacuating the Property for cause, suspected cause, or for drill purposes; temporarily denying access to the Property; and closing the Buildings after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter the Building when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time; and

          (c) After reasonable prior oral or written notice to Tenant, to enter the Premises at reasonable hours to show the Premises to prospective purchasers, lenders, or, during the last 6 months of the Term, tenants.

          23. Signs. Except for signs which are located wholly within the interior of the Premises and which are not visible from the exterior of the Premises, no signs shall be placed, erected, maintained or painted by Tenant at any place upon the Premises or the Property. Notwithstanding the foregoing, subject to Landlord's approval as to the design, size and location thereof, Tenant may erect 1 sign on the exterior of the Building.

          24. Parking; Trailer. Subject to reasonable rules and regulations from time to time made by Landlord but without charge to Tenant, Tenant shall have the exclusive right to use for parking for its customers and invitees only those parking spaces identified as the "Customer Parking Spaces" on the site plan attached hereto as Exhibit E and incorporated herein by this reference (the "Site Plan") and the exclusive right to use for parking for its employees and officers only that area identified as the "Employee Parking Area" on the Site Plan. Notwithstanding any other provisions of this Lease to the contrary, Tenant shall have no right to park in any parking spaces located on the Land other than the "Customer Parking Spaces" and other than those parking spaces within the "Employee Parking Area".

          Landlord hereby grants to Tenant the right throughout the Term to maintain a trailer in the approximate location shown on the Site Plan. Tenant shall have sole responsibility for the maintenance and repair of such trailer and agrees to maintain such trailer in a good, clean and safe condition throughout the Term. Tenant acknowledges and agrees that all of the terms and provisions of this Lease applicable to Tenant's obligations with respect to the Premises shall apply as well to such trailer including, without limitation, the provisions of Section 10 of this Lease with respect to insurance and indemnity, the provisions of Section 7 of this Lease with respect to the maintenance and repair of such trailer, the provisions of Section 8 of this Lease with respect to the permitted use of such trailer, the provisions of Section 19 of this Lease with respect to Hazardous

Substances used, stored, handled, generated, transported, manufactured, produced, released, discharged or disposed of in, on, under or about such trailer, and the provisions of Section 22 of this Lease with regard to the reserved rights of Landlord. As provided in Section 20 of this Lease, at the expiration or earlier termination of this Lease, Tenant shall remove such trailer and restore the Property to its condition prior to the locating of such trailer on the Property.

          25. Miscellaneous.

          (a) Landlord Transfer. Landlord may transfer any portion of the Property and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder, provided that the assignee assumes Landlord's obligations hereunder in writing.

          (b) Landlord's Liability. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the equity of Landlord in the Property, and Landlord shall not be personally liable for any deficiency.

          (c) Force Majeure. Other than for Tenant's obligations under this Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

          (d) Brokerage. Neither Landlord nor Tenant has dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than Fallon Hines & O'Connor Inc. and Casler and Company (the "Brokers"). Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party. Landlord shall be responsible for the payment of a brokerage commission to the Brokers pursuant to a separate agreement or agreements between Landlord and the Brokers.

          (e) Estoppel Certificates. From time to time, Tenant shall furnish to any party designated by Landlord, within 10 days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request.

          (f) Notices. All notices and other communications given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified next to their signature block, (2) hand delivered to the intended address, or (3) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter. All notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

          (g) Separability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

          (h) Amendments; and Binding Effect. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

          (i) Quiet Enjoyment. Provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

          (j) No Merger. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

          (k) No Offer. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

          (l) Entire Agreement. This Lease constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

          (m) Waiver of Jury Trial. To the maximum extent permitted by law, Landlord and Tenant each waive right to trial by jury in any litigation arising out of or with respect to this Lease.

          (n) Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State in which the Premises are located.

          (o) Joint and Several Liability. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease.

          (p) Financial Reports. Within 15 days after Landlord's request, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified, public accountant or, failing those, Tenant's internally prepared financial statements. Tenant will discuss its financial statements with Landlord and will give Landlord access to Tenant's books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except (1) to Landlord's lenders or prospective purchasers of the Building or Property, (2) in litigation between Landlord and Tenant, and (3) if required by court order.

          (q) Landlord's Fees. Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable costs incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys', engineers' or architects' fees, within 10 days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

          (r) Telecommunications. Tenant and its telecommunications companies, including but not limited to local exchange telecommunications companies and alternative access vendor services companies shall have no right of access to and within the Building or Property, for the installation and operation of telecommunications systems including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless, and any other transmission systems, for part or all of Tenant's telecommunications within the Building and from the Building to any other location without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

          (s) General Definitions. The following terms shall have the following meanings: "Laws" means all federal, state, and local laws, rules and regulations, all court orders, all governmental directives and governmental orders, and all restrictive covenants affecting the Property, and "Law" means any of the foregoing; "Affiliate" means any person or entity which, directly or indirectly, controls, is controlled by, or is under common control with the party in question; "Tenant Party" shall include Tenant, any assignees claiming by, through, or under Tenant, any subtenants claiming by, through, or under Tenant, and any agents, contractors, employees, invitees of the foregoing parties; and "including" means including, without limitation.

          (t) Confidentiality. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord's benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord's prior written consent. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

          (u) Notice of Lease. Tenant agrees not to record this Lease and to keep the terms of this Lease confidential, but each party hereto agrees, at the request of the others to execute a so-called Notice of Lease in recordable form complying with applicable law and reasonably satisfactory to Landlord's attorneys. In no event shall such document set forth the Rent or other charges payable by Tenant hereunder.

          (v) List of Exhibits. All exhibits and attachments attached hereto are incorporated herein by this reference.

              Exhibit A         -        Legal Description of the Land
              Exhibit B         -        Rules and Regulations
              Exhibit C         -        Tenant Finish-Work
              Exhibit D         -        Renewal Option
              Exhibit E         -        Site Plan

          26. Other Provisions. LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

          27. Tenant's Right to Terminate. Tenant shall have the right ("Tenant's Termination Option") to terminate this Lease as of the last day of the sixty-third month of the Term (the "Early Termination Date") pursuant to the provisions of this Section 27. Tenant's Termination Option shall be exercised by Tenant by written notice (the "Termination Notice") to Landlord at least twelve
(12) months prior to the Early Termination Date and by payment to Landlord of an amount equal to the sum of (i) any past due Rent or other charges payable by Tenant to Landlord hereunder as of the date of delivery of the Termination Notice, plus (ii) $5,000.00, plus (iii) the unamortized portion (as of the Early Termination Date) of the Excess Allowance (collectively, the "Termination Payment"). As used herein, the phrase "Excess Allowance" shall mean $16,800.00. In determining the amount for subparagraph (iii) above, such $16,800.00 shall be amortized on a straight-line basis, with interest, at the annual rate of ten percent (10%), over the period from the Commencement Date through and including August 31, 2008. The Termination Payment shall be paid to Landlord simultaneously with the giving of the Termination Notice. If Tenant fails timely to give the Termination Notice, then Tenant shall have no further right to terminate this Lease, time being of the essence with respect to exercise of Tenant's Termination Option. Furthermore, if Tenant fails to pay to

Landlord the Termination Payment simultaneously with the giving of the Termination Notice, the Termination Notice shall not be effective and this Lease shall continue in full force and effect. If Tenant properly exercises Tenant's Termination Option by giving Landlord timely notice and paying Landlord the Termination Payment simultaneously with the giving of the Termination Notice, then this Lease shall expire on the Early Termination Date, unless terminated earlier pursuant to the terms and provisions of this Lease.

          IN WITNESS WHEREOF, and in consideration of the mutual entry into this Lease and for other good and valuable consideration, and intending to be legally bound, each party hereto as caused this Lease to be duly executed as a Massachusetts instrument under seal as of the day and year first above written.

                                   TENANT:
                                   NUR AMERICA, INC.


                                   By:    /s/ Nathan Berkowitz
                                   Name:  Nathan Berkowitz
                                   Title: VP Finance + CFO
                                   Address:  335 Boylston Street
                                             Newton, Massachusetts 02159

                                   Telecopy: __________________________________


                                   LANDLORD:

                                   WHTR REAL ESTATE LIMITED
                                   PARTNERSHIP

                                   By: WHTR INVESTORS, INC.,
                                       General Partner



                                   By:    /s/ Stephen Abelman
                                   Name:  Stephen Abelman
                                   Title: Asst. Vice President
                                   Address: c/o Archon Group, L.P.
                                             1275 K Street, N.W., Suite 900
                                             Washington, D.C. 20005
                                   Attention:___________________________________
                                   Telecopy:___________________________________

                                 With a copy to:
                                                   The Archon Group, L.P.
                                                   600 Las Colinas Boulevard,
                                                   Suite 1900
                                                   Irving, Texas 75039
                                 Attention:        Asset Manager
                                 Telecopy:___________________________________

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF THE LAND

          That certain parcel of land situated in Newton, Middlesex County, Massachusetts more particularly bounded and described as follows:

SOUTHEASTERLY: by Needham Street one hundred sixty-eight and 23/100 (168.23) feet;

SOUTHERLY:           by lands now or formerly of William P. Coppinger and of
                     New England Concrete Pipe Corp., four hundred fifty-seven and 96/100 (457.96) feet;

NORTHWESTERLY:       by land now or formerly of The New York, New Haven
                     and Hartford Railroad Company, four hundred and thirty-eight (438.0) feet;

NORTHEASTERLY:       by land now or formerly of John J. Kaitz et al, Trustees,
                     seventy-seven and 53/100 (77.53) feet;

EASTERLY:            by the end of East Street, forty-seven and 78/100
                     (47.78) feet;

NORTHEASTERLY:       by said East Street, two hundred eighty-five and
                     26/100 (285.26) feet.

          All of said boundaries are determined by the Land Court to be located as shown on a plan, as modified and approved by the Court, filed in the Land Registration Office, a copy of a portion of which is filed with Middlesex South Registry District of the Land Court in Registration Book 736, Page 186, with Certificate 121336. Said plan is Plan No. 30536A.

                                    EXHIBIT B

                              RULES AND REGULATIONS

          The following rules and regulations shall apply to the Premises and the Property:

          1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

          2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

          3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

          4. Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord's prior written consent. Landlord shall furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof.

          5. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

          6. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

          7. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

          8. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons approved by Landlord.

          9. Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

          10. No machinery of any kind (other than normal office equipment) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance.

          11. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

          12. No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord.

          13. Tenant shall not conduct any activity on or about the Premises or Property which will draw pickets, demonstrators, or the like.

          14. All vehicles are to be currently licensed, in good operating condition, parked for business purposes having to do with Tenant's business operated in the Premises, parked within designated parking spaces, one vehicle to each space. No vehicle shall be parked as a "billboard" vehicle in the parking lot. Any vehicle parked improperly may be towed away. Tenant, Tenant's agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. Landlord may place a "boot" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "boot". Tenant shall indemnify, hold and save harmless Landlord of any liability arising from the towing or booting of any vehicles belonging to a Tenant Party.

                                    EXHIBIT C

                               TENANT FINISH-WORK

          1. Tenant hereby accepts the Premises in their "AS-IS" condition, and Landlord shall have no obligation to perform any work therein (including, without limitation, demolition of any improvements existing therein or construction of any tenant finish-work or other improvements therein), and shall not be obligated to reimburse Tenant or provide an allowance for any costs related to the demolition or construction of improvements therein, except as provided below in this Exhibit C.

          2. Tenant shall provide to Landlord for its approval final working drawings, prepared by an architect that has been approved by Landlord (which approval shall not unreasonably be withheld), of all improvements that Tenant proposes to install in the Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. If any of Tenant's proposed construction work will affect the Building's HVAC, electrical, mechanical, or plumbing systems, then the working drawings pertaining thereto must be approved by the Building's engineer of record. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that (a) they comply with all laws, rules, and regulations, (b) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (c) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, "Working Drawings" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean all improvements to be constructed in accordance with and as indicated on the Working Drawings. Landlord's approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any law, but shall merely be the consent of Landlord thereto. Tenant shall, at Landlord's request, sign the Working Drawings to evidence its review and approval thereof. All changes in the Work must receive the prior written approval of Landlord, and in the event of any such approved change Tenant shall, upon completion of the Work, furnish Landlord with an accurate, reproducible "as-built" plan of the improvements as constructed.

          3. The Work shall be performed only by contractors and subcontractors approved in writing by Landlord, which approval shall not be unreasonably withheld. Notwithstanding anything herein to the contrary, Landlord agrees that the general contractor for the construction of the Work may be Allendale Associates having an address at 145 Rosemarie Street, Needham Heights, Massachusetts. All contractors and subcontractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance, with paid receipts therefor, must be received by Landlord before the

Work is commenced. The Work shall be performed in a good and workmanlike manner free of defects, shall conform strictly with the Working Drawings, and shall be performed in such a manner and at such times as and not to interfere with or delay Landlord's other contractors, the operation of the Building, and the occupancy thereof by other tenants. All contractors and subcontractors shall contact Landlord and schedule time periods during which they may use Building facilities in connection with the Work (e.g., elevators, excess electricity, etc.).

          4. The entire cost of performing the Work (including, without limitation, design of the Work and preparation of the Working Drawings, costs of construction labor and materials, electrical usage during construction, additional janitorial services, general tenant signage, related taxes and insurance costs, all of which costs are herein collectively called the "Total Construction Costs") in excess of the Construction Allowance (hereinafter defined) shall be paid by Tenant. Landlord shall provide to Tenant a construction allowance (the "Construction Allowance") equal to the lesser of (a) $11.00 per rentable square foot in the Premises or (b) the Total Construction Costs. Landlord shall pay to Tenant the Construction Allowance within thirty
(30) days after the Work has been substantially completed and Tenant has caused to be delivered to Landlord (1) all invoices from contractors, subcontractors, and suppliers evidencing the cost of performing the Work, together with lien waivers from such parties, and a consent of the surety to the finished Work (if applicable) and (2) a certificate of occupancy from the appropriate governmental authority, if applicable to the Work, or evidence of governmental inspection and approval of the Work.

                                    EXHIBIT D

                                 RENEWAL OPTION

          Provided no Event of Default exists and Tenant is occupying the entire Premises at the time of such election, Tenant may renew this Lease for 1 additional period of 5 years, by delivering written notice of the exercise thereof to Landlord not later than 12 months before the expiration of the Term. On or before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

                  (a) The Basic Rent payable for each month during the extended Term shall be the prevailing rental rate, at the commencement of such extended Term, for space of equivalent quality, size, utility and location, with the length of the extended Term and the credit standing of Tenant to be taken into account, as determined by Landlord;

                  (b) Tenant shall have no further renewal options unless expressly granted by Landlord in writing; and

                  (c) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements.

          Tenant's rights under this Exhibit D shall terminate if (1) this Lease or Tenant's right to possession of the Premises is terminated, (2) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises or (3) Tenant fails to timely exercise its option under this Exhibit D, time being of the essence with respect to Tenant's exercise thereof.

                                    EXHIBIT E
                                    SITE PLAN

                                      -29-